Exhibit 10.19

辽宁省农村土地承包经营权流转合同书

Liaoning Province Rural Land Contract Management Right Circulation Contract

甲方：丹东市宽甸县长甸乡四平村十二组

Part A: No.12 Group, Siping Village, Changdian Town, Kuandian County，Dandong City

姓名：程立达

Name: Lida Cheng

电话：15942527249

Phone Number: 15942527249

乙方：丹东市宽甸县长甸乡苏甸村三组

Part B: No.3 Group, Sudian Village, Changdian Town, Kuandian County，Dandong City

姓名：丹东宝枫苗木科技有限公司 孟祥烨

Name: Xiangye Meng of Dandong Baofeng Seedling Technology Co., Ltd.

电话：18741589685

Phone Number: 18741589685

根据农村土地承包法律法规和政策的有关规定，双方本着平等、自愿、有偿的原则，经双方协商一致，订立本合同。

In accordance with the relevant provisions of the laws, regulations and policies on rural land contracting, the two parties have entered into this contract after mutual agreement on the principles of equality, voluntariness and compensation.

一、流转土地的基本情况

●	The Basic Situation of the Transferred Land

甲方愿意以（出租、转包、互换、转让、入股）形式将其承包的位于长甸乡四平村六组的土地（详见下表）承包经营权流转给乙方。

Party A is willing to transfer its contracted land (see the table below) to Party B in the form of (leasing, subcontracting, swapping, transferring, shareholding).

Party A is willing to transfer the contracted management right to Party B in the form of (rental, subcontract, swap, transfer, shareholding) of the land (see the following table for details) of the contracted land located in No. 12 Group, Siping Village, Changdian Town.

序号 Number	地块名称 Name	地类 Type	数量（亩） Area(mu)	价格 元/亩 Price(Yuan/Mu）
1	千亩平原 Thousand mu of Plain	旱田 Dry Farmland	4.6	450

合计			2070/Yuan/Year

二、流转期限及付款方式

●	Circulation Period and Payment Method

流转期限为10年,自2019年01月01日起至 2028年12月30日止。

The transfer period is 10 years, from 01/01/2019 to 12/30/2028

三、甲方的权利和义务

●	Party A's Rights and Obligations

1、必须按照合同约定按期将承包地流转给乙方。

The contracted land must be transferred to Party B on time in accordance with the contract.

2、有权获得土地流转收益的权利，有权按照合同约定的期限到期收回流转土地。

The right to obtain the income from land transfer and the right to recover the transferred land according to the expiration of the contract period.

3、尊重乙方的生产经营自主权，不得干涉乙方依法进行正常的生产经营活动。

Respect Party B’s autonomy in production and operation, and shall not interfere with Party B’s normal production and operation activities in accordance with the law.

4、土地以转包、出租、互换或者其他方式流转的应及时向发包方备案；以转让方式流转的，甲方应当事先向发包方提出转让申请，并经发包方同意；出让方应当具有稳定的非农职业或者有稳定的收入来源；受让方应是从事农业生产经营的农户。

If the land is transferred by subcontracting, leasing, swapping or other waus, it should be filed with the contracting party in time; for transferring by way of transfer, Party A should submit an application for transfer to the contracting party in advance and obtain the consent of the contracting party; the transferor should have a stable non-agricultural occupation or a stable source of income; the transferee should be a farmer engaged in agricultural production and operation.

5、服从和执行县、乡（鎮）土地利用总体规划。

Obey and implement county, town overall land use planning.

6、法律，行政法规规定的以及合同约定的其它权力和义务。

Other rights and obligations stipulated by laws, administrative regulations and contractually agreed.

四、乙方的权利和义务

●	Party B's Rights and Obligations

1、依法享有生产经营自主权、产品处置权和产品收益权。

Enjoy production and operation autonomy, product disposal rights, and product revenue rights in accordance with the law.

2、维持土地的农业用途，不得用于非农建设。

Maintain the agricultural use of the land and not use it for non-agricultural construction.

3、依法保护合理利用土地，不得随意弃耕抛荒，不得损坏农田水利设施,不得给土地造成永久性损害。

Protect the rational use of land in accordance with the law, and must not abandon farming or wasteland at will, not damage farmland water conservancy facilities, or cause permanent damages.

4、合同到期时，及时向甲方交还土地。

When the contract expires, return the land to Party A in time.

5、服从和执行县、乡（镇）土地利用总体规划。

Obey and implement county, town overall land use planning.

6、法律，行政法规规定的以及合同约定的其他权力和义务。

Other rights and obligations stipulated by laws, administrative regulations and contractually agreed.

五、其他约定

●	Other Agreements

1、承包地如依法征收、占用时，本合同自然终止，用地单位所付土地补偿费、安置补助费按国家规定进行分配，青苗补偿费和地上附着物补偿归所有者所有。

If the contracted land is requisitioned and occupied according to law, this contract will naturally terminate, the land compensation fee and resettlement subsidy paid by the land user will be distributed according to national regulations, and the compensation for young crops and ground attachments will belong to the owner.

2、国家拔付的种粮补贴和农资综合补贴等各项惠农补贴资金归甲方所有。

The various agricultural subsidy funds allocated by the country such as grain subsidies and comprehensive agricultural material subsidies shall belong to Party A.

3、其他需说明的事项。

Other Matters to be Explained.

4、本合同在履行过程中发生争议,双方可通过调解协商的方式解决;调解不成的，可以向农村土地承包纠纷仲裁机构申请仲裁，也可以向人民法院起诉。

Disputes arising during the performance of this contract can be resolved by both parties through mediation and negotiation; if mediation fails, they can apply to the rural land contract dispute arbitration institution for arbitration, or they can file a lawsuit in the people’s court.

六、违约责任

●	Responsibility for Breach of Contract

1、因变更或解除本合同使一方遭受损失的，除依法可免除责任外，应由责任方负责赔偿。

If one party suffers losses due to the modification or termination of this contract, the responsible party shall be responsible for compensation, except for exemption from liability according to law.

2、甲方不按约定时间交付流转土地、非法干预乙方生产经营活动，乙方有权解除合同，给乙方造成损失的并由甲方向乙方支付赔偿。

If Party A fails to deliver the land for circulation and illegally interferes with Party B’s production and business activities, Party B has the right to terminate the contract, and Party A shall pay compensation to Party B if it causes losses to Party B.

3、乙方不按合同约定使用土地，改变土地用途，破坏水利等基本设施或给土地造成永久性损害、不按时支付流转费用的，甲方有权解除合同，给甲方造成损失的由乙方甲向方支付赔偿金。

If Party B does not use the land as agreed in the contract, changes the use of the land, destroys basic facilities such as water conservancy, or causes permanent damage to the land, or fails to pay the transfer fees on time, Party A has the right to terminate the contract, and Party B shall pay compensation to Party A if it causes losses to Party A.

4、《合同法》规定的其他违约责任。

Other liabilities for breach of contract stipulated in the Contract Law.

七、本合同一式四份，双方各执一份，发包方和乡（镇、街道）农村经营管理部门各备案一份。

This contract is in quadruplicate, with each party holding one copy, and the contract issuing party and the rural management department of the town each for the record.